SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act



                               September 24, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                               AmeriCom USA, Inc.
                    (Exact Name as Specified in its Charter)


       Delaware                      0-023769                    52-2068322
    -------------------           ---------------            -------------------
      (State or other              (Commission                (I.R.S.Employer
      Jurisdiction of              File Number)              Identification No.)
      Incorporation)


                                825 Buckley Road,
                            San Luis Obispo, CA 93401
                    -----------------------------------------
                    (Address of principal executive offices)


                                  805/542-6705
                         -------------------------------
                         (Registrant's telephone number)

ITEM 5.  Other Events

Mr. Lawrence M. Gress has been appointed to the position of Acting Chief Executive Officer of the Company. Mr. Gress replaces Thomas J. Hopfensperger, who submitted his resignation in order to devote full time and attention to his new responsibilities as President of DAI.Net, Inc. Advertising Sales Division. Mr. Hopfensperger remains on the Board of Directors of AmeriCom USA, Inc.

Mr. Gress continues in his current position as Chief Financial Officer of the Company. In addition, Mr. Gress has been appointed as a member of the Company's Board of Directors.

ITEM 7.  Exhibits

     99.1 Press Release dated October 27, 2000.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICOM USA, INC.



                                      By: /s/ LAWRENCE M. GRESS
                                              ----------------------
                                              Lawrence M. Gress
                                              Chief Executive Officer (Acting)

                                              Dated: October 27, 2000